EXHIBIT 99.1

FOR IMMEDIATE RELEASE                  CONTACT:   Mark Kimball (763) 551-7070
                                                  Select Comfort Corporation
                                                  mark.kimball@selectcomfort.com

                       SELECT COMFORT CORPORATION REPORTS
                   SECOND QUARTER EARNINGS PER SHARE OF $0.15
              NET INCOME IS $5.9 MILLION ON SALES OF $124.7 MILLION

     MINNEAPOLIS, MINN. (July 20, 2004) - Select Comfort Corporation (NASDAQ:
SCSS), the nation's leading bed retailer and creator of the Sleep Number(R) bed, today announced results for the second quarter ended July 3, 2004. The company reported its 12th consecutive quarterly profit with net income of $5.9 million, or $0.15 per diluted share, compared with net income of $4.8 million, or $0.12 per share in the second quarter of 2003. Second quarter 2004 net sales increased 22 percent to $124.7 million, versus second quarter 2003 net sales of $102.0 million. Same-store sales increased 14 percent.

     "We were pleased with the continued profit leverage in our business during the second quarter, which is traditionally a seasonally slower period," said Bill McLaughlin, chairman and chief executive officer. "We experienced double-digit revenue gains across all channels and strong earnings growth, and also made continued advancements during the quarter to drive our long-term growth. These included updating our product line and technology for further competitive advantage, strengthening our balance sheet and generating solid free cash flow, executing an agreement with Radisson Hotels, and opening 12 new stores. We remain confident in our strategies to achieve our long-term potential through 15 to 25 percent annual sales growth and 30 percent annual earnings growth."

OUTLOOK FOR THE SECOND HALF OF 2004
     For the balance of fiscal 2004, Select Comfort will focus on the execution of the company's four strategic priorities:

+    Increase brand and product awareness
     -    Increase marketing spending approximately 30 percent over prior year.
     -    Expand advertising in New York to support new store openings.
+    Expand profitable distribution
     -    Open nine new stores which will result in 30 opened in 2004.



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     -    Establish new retail partnerships to begin selling Sleep Number(R)
          beds in selected furniture retailers in Alaska and Hawaii for the first time.
     -    Begin executing Radisson partnership with delivery of initial orders.
+    Continue product innovation
     - Introduce the newly improved Sleep Number(R)5000 bed - the company's most popular model -- early in third quarter.
     -    Launch the new Sleep Number(R)3000 by the end of 2004.
     -    Focus on unit sales growth.
+    Strengthen financial position
     - Leverage the company's advantaged business model to generate cash and fund growth.
     - Install new systems solutions for lead management and initial home delivery automation.

     For the third quarter of 2004, the company expects to generate revenue of $144 million to $149 million and earnings per share in the range of $0.22 to $0.25, with same-store sales growth of 15 to 20 percent.

CONFERENCE CALL ANNOUNCEMENT
     Select Comfort will hold a conference call to discuss its second quarter results on July 20, 2004, at 4:00 p.m. Central Time. A simultaneous webcast of the call will be available in the Investor Relations section of www.selectcomfort.com. A digital replay of the conference call will be accessible beginning at approximately 6:00 p.m. Central Time on July 20, 2004, through 5:00 p.m. Central Time on July 27, 2004. To access the replay, please call 402-220-3774 (U.S. and International). An archived replay of the conference call may also be accessed after approximately 7:00 p.m. Central Time on July 20, 2004 at www.selectcomfort.com.

ABOUT SELECT COMFORT
     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer(1), holding 26 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 360 retail stores located nationwide, including 13 leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.
                                      ###




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     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends, uncertainties arising from global events, consumer confidence, effectiveness of our advertising and promotional efforts, our ability to secure suitable retail locations, our ability to attract and retain qualified sales professionals and other key employees, consumer acceptance of our products and product innovation, our ability to continue to expand and improve our product line, industry competition, warranty expenses, California wage and hour litigation, our dependence on significant suppliers, and the vulnerability of any suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors, increasing government regulations, including possible new flammability standards for the bedding industry, as well as the risk factors listed from time to time in the company's filings with the SEC, including the company's Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

(1)  TOP 25 BEDDING RETAILERS, FURNITURE TODAY, MAY 24, 2004





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                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                THREE MONTHS ENDED                SIX MONTHS ENDED
                                           ------------------------------   ------------------------------
                                              JULY 3,         JUNE 28,         JULY 3,        JUNE 28,
                                               2004             2003            2004            2003
                                           --------------   -------------   --------------  --------------
Net sales                                   $ 124,720        $ 101,993       $ 264,683       $ 203,951
Cost of sales                                  47,806           38,920         101,735          76,977
                                           --------------   -------------   --------------  --------------
   Gross profit                                76,914           63,073         162,948         126,974
                                           --------------   -------------   --------------  --------------
Operating expenses:
   Sales and marketing                         57,638           46,284         121,358          95,201
   General and administrative                  10,050            9,209          20,684          17,510
   Store closings and asset impairments             -              (15)              -              59
                                           --------------   -------------   --------------  --------------
       Total operating expenses                67,688           55,478         142,042         112,770
                                           --------------   -------------   --------------  --------------
Operating income                                9,226            7,595          20,906          14,204
                                           --------------   -------------   --------------  --------------
Other income (expense):
   Interest income                                340              137             652             250
   Interest expense                                 -              (53)              -            (141)
   Other, net                                       -                -               -              24
                                           --------------   -------------   --------------  --------------
       Other income (expense), net                340               84             652             133
                                           --------------   -------------   --------------  --------------
Income before income taxes                      9,566            7,679          21,558          14,337
Income tax expense                              3,683            2,918           8,300           5,448
                                           --------------   -------------   --------------  --------------
Net income                                  $   5,883        $   4,761       $  13,258       $   8,889
                                           ==============   =============   ==============  ==============

Net income per share - basic                $    0.16        $    0.15       $    0.37       $    0.28
                                           ==============   =============   ==============  ==============
Weighted average shares - basic                36,547           32,018          36,304          31,449
                                           ==============   =============   ==============  ==============

Net income per share - diluted              $    0.15        $    0.12       $    0.33       $    0.23
                                           ==============   =============   ==============  ==============
Weighted average shares - diluted              40,236           38,778          40,101          38,492
                                           ==============   =============   ==============  ==============

RECONCILIATION OF EPS INFORMATION:
Net income                                  $   5,883        $   4,761       $  13,258       $   8,889
Add:  Interest expense on convertible debt          -               27               -              81
                                           --------------   -------------   --------------  --------------
Net income available to common
   shareholders                             $   5,883        $   4,788       $  13,258       $   8,970
                                           ==============   =============   ==============  ==============

Weighted average shares outstanding            36,547           32,018          36,304          31,449
Effect of dilutive securities:
   Options                                      2,334            2,613           2,427           2,481
   Warrants                                     1,355            3,787           1,370           4,019
   Convertible debt                                 -              360               -             543
                                           --------------   -------------   --------------  --------------
Dilutive weighted average shares
   outstanding                                 40,236           38,778          40,101          38,492
                                           ==============   =============   ==============  ==============


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                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                         (UNAUDITED)
                                                                           JULY 3,          JANUARY 3,
                                                                            2004               2004
                                                                      -----------------  -----------------
                               ASSETS
Current assets:
   Cash and cash equivalents                                               $  29,167          $  24,725
   Marketable securities - current                                            14,127             49,322
   Accounts receivable, net of allowance for doubtful accounts
     of $704 and $619, respectively                                            9,133              6,823
   Inventories                                                                14,312             12,381
   Prepaid expenses                                                            7,776              5,244
   Deferred tax assets                                                         6,672              6,039
                                                                      -----------------  -----------------
       Total current assets                                                   81,187            104,534

Marketable securities - non-current                                           44,778              1,071
Property and equipment, net                                                   40,114             36,134
Deferred tax assets                                                            6,298              5,620
Other assets                                                                   3,650              3,343
                                                                      -----------------  -----------------
       Total assets                                                        $ 176,027          $ 150,702
                                                                      =================  =================

                LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                        $  21,962          $  14,773
   Customer prepayments                                                        6,952              5,970
   Accruals:
     Sales returns                                                             4,053              3,469
     Compensation and benefits                                                11,918             16,579
     Taxes and withholding                                                     3,095              3,661
     Other                                                                     5,379              6,110
                                                                      -----------------  -----------------
       Total current liabilities                                              53,359             50,562

Accrued warranty costs                                                         1,905              2,557
Other liabilities                                                              5,174              4,821
                                                                      -----------------  -----------------
       Total liabilities                                                      60,438             57,940
                                                                      -----------------  -----------------
Shareholders' equity:
   Undesignated preferred stock; 5,000,000 shares authorized, no
     shares issued and outstanding                                                 -                  -
   Common stock, $.01 par value; 95,000,000 shares authorized,
     36,671,441 and 35,769,606 shares issued and outstanding,
     respectively                                                                367                358
   Additional paid-in capital                                                114,742            104,085
   Unearned compensation                                                      (1,974)              (877)
   Accumulated deficit                                                         2,454            (10,804)
                                                                      -----------------  -----------------
       Total shareholders' equity                                            115,589             92,762
                                                                      -----------------  -----------------
       Total liabilities and shareholders' equity                          $ 176,027          $ 150,702
                                                                      =================  =================



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                           SELECT COMFORT CORPORATION
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                SIX MONTHS ENDED
                                                                      -------------------------------------
                                                                          JULY 3,            JUNE 28,
                                                                            2004               2003
                                                                      -----------------   -----------------
Cash flows from operating activities:
   Net income                                                               $ 13,258           $  8,889
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                             6,741              5,155
     Amortization of debt discount and deferred finance fees                       -                130
     Non-cash compensation                                                       183                 30
     Loss on disposal of assets and impaired assets                                -                 59
     Deferred tax (benefit) expense                                           (1,311)             4,806
     Change in operating assets and liabilities:
       Accounts receivable                                                    (2,310)            (2,900)
       Inventories                                                            (1,931)            (1,866)
       Prepaid expenses                                                       (2,532)               424
       Other assets                                                             (324)               (10)
       Accounts payable                                                        7,189              4,147
       Accrued sales returns                                                     584                174
       Accrued compensation and benefits                                      (4,661)            (3,152)
       Accrued taxes and withholding                                           4,177               (233)
       Customer prepayments                                                      982              2,417
       Other accruals and liabilities                                         (1,030)               227
                                                                      -----------------   -----------------
         Net cash provided by operating activities                            19,015             18,297
                                                                      -----------------   -----------------
Cash flows from investing activities:
   Purchases of property and equipment                                       (10,704)           (10,313)
   Investments in marketable securities                                      (54,768)           (17,706)
   Proceeds from maturity of marketable securities                            46,256             14,717
                                                                      -----------------   -----------------
         Net cash used in investing activities                               (19,216)           (13,302)
                                                                      -----------------   -----------------
Cash flows from financing activities:
   Principal payments on long-term debt                                            -                (11)
   Repurchase of common stock                                                   (240)            (1,834)
   Proceeds from issuance of common stock                                      4,883              2,376
                                                                      -----------------   -----------------
         Net cash provided by financing activities                             4,643                531
                                                                      -----------------   -----------------

Increase in cash and cash equivalents                                          4,442              5,526
Cash and cash equivalents, at beginning of period                             24,725             27,176
                                                                      -----------------   -----------------
Cash and cash equivalents, at end of period                                 $ 29,167           $ 32,702
                                                                      =================   =================




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